PRELIMINARY COPY - SUBJECT TO COMPLETION

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CASCADIAN THERAPEUTICS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY - SUBJECT TO COMPLETION

2601 Fourth Avenue

Suite 500

Seattle, Washington 98121

www.cascadianrx.com

Dear Stockholder:

I am pleased to invite you to attend the special meeting of stockholders of Cascadian Therapeutics, Inc. to be held on November 18, 2016, at 9:00 a.m., local time, at our corporate headquarters at 2601 Fourth Avenue, Suite 500, Seattle, Washington 98121 for the following purposes:

1.	to approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-4 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2016 without further approval or authorization of our stockholders;

2.	to approve an amendment to our certificate of incorporation to decrease our authorized shares of common stock to such number determined by calculating the product of 200,000,000 multiplied by two times (2x) the reverse stock split ratio; and

3.	to transact such other business as may properly come before the special meeting or any continuation, postponement or adjournment thereof.

On or about October 17, 2016, the proxy materials related to this meeting will be mailed to our stockholders.

The board of directors unanimously believes that (i) the amendment to our certificate of incorporation to effect the reverse stock split and (ii) the amendment to our certificate of incorporation to decrease our authorized shares of common stock are in our best interests and that of our stockholders. Accordingly, our board of directors recommends a vote (i) FOR the amendment to our certificate of incorporation to effect the reverse stock split and (ii) FOR the amendment to our certificate of incorporation to decrease our authorized shares of common stock.

It is important that your shares be represented and voted whether or not you plan to attend the special meeting in person. You may vote by attending the special meeting and voting in person. You also may vote by submitting a proxy. Voting by proxy will ensure your shares are represented at the special meeting. Please review the voting instructions in the enclosed proxy card or the information forwarded by your bank, broker or other holder of record.

Sincerely,

Scott Myers President, CEO and Director

PRELIMINARY COPY - SUBJECT TO COMPLETION

2601 Fourth Avenue

Suite 500

Seattle, Washington 98121

www.cascadianrx.com

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS

To Be Held On November 18, 2016

TO THE STOCKHOLDERS OF CASCADIAN THERAPEUTICS, INC.:

NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Cascadian Therapeutics, Inc., a Delaware corporation, will be held on November 18, 2016, at 9:00 a.m., local time, at our corporate headquarters at 2601 Fourth Avenue, Suite 500, Seattle, Washington 98121, for the following purposes:

1.	to approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-4 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2016 without further approval or authorization of our stockholders;

2.	to approve an amendment to our certificate of incorporation to decrease our authorized shares of common stock to such number determined by calculating the product of 200,000,000 multiplied by two times (2x) the reverse stock split ratio; and

3.	to transact such other business as may properly come before the special meeting or any continuation, postponement or adjournment thereof.

The foregoing items of business are more fully described in the proxy statement accompanying this notice. We are not aware of any other business to come before the meeting.

The board of directors has fixed the close of business on September 30, 2016 as the record date for the determination of stockholders entitled to notice of, and to vote at, this special meeting and at any continuation, postponement or adjournment thereof. A list of stockholders will be available for inspection at least ten days prior to the special meeting at our principal executive offices at 2601 Fourth Avenue, Suite 500, Seattle, Washington 98121.

Stockholders of record at the close of business on September 30, 2016 will receive a copy of a proxy statement, proxy card and 2015 annual report. We expect to mail the proxy materials on or about October 17, 2016.

Your vote is very important. Whether or not you expect to attend the special meeting, we encourage you to read the proxy statement and vote through the Internet or by telephone, or request, sign and return your proxy card as soon as possible, so that your shares may be represented at the special meeting.

By Order of the Board of Directors,

Julia M. Eastland Chief Financial Officer, Vice President of Corporate Development and Secretary

Seattle, Washington

October          , 2016

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD ON NOVEMBER 18, 2016

The Proxy Statement and our Annual Report on Form 10-K for the year ended

December 31, 2015 are available at www.cascadianrx.com.

2601 Fourth Avenue

Suite 500

Seattle, Washington 98121

www.cascadianrx.com

THE CASCADIAN THERAPEUTICS, INC. SPECIAL MEETING OF

STOCKHOLDERS

PROXY STATEMENT

INFORMATION CONCERNING VOTING AND SOLICITATION

General

The board of directors of Cascadian Therapeutics, Inc., a Delaware corporation, is providing access to proxy materials to you in connection with the solicitation of proxies for use at a special meeting of stockholders to be held on November 18, 2016, at 9:00 a.m. local time, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Special Meeting and any business properly brought before the special meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the special meeting.

This proxy statement, a proxy card and our 2015 annual report will be sent to stockholders of record and beneficial stockholders starting on or around October 17, 2016. The proxy materials, including the Notice of Special Meeting and proxy statement, will be made available to stockholders on the Internet on October 14, 2016.

Who Can Vote

You will be entitled to vote if you are a stockholder of record of our common stock as of the close of business on September 30, 2016. Your shares may be voted at the special meeting only if you are present in person or represented by a valid proxy.

Shares Outstanding and Quorum

At the close of business on September 30, 2016, 135,310,441 shares of our common stock were outstanding and entitled to vote. Each share of common stock is entitled to one vote on each matter presented. There is no cumulative voting. One-third of the outstanding shares of our common stock entitled to vote, present in person or represented by proxy, will constitute a quorum at the special meeting.

Voting of Shares and Revocation of Proxy

Stockholders of record as of the close of business on September 30, 2016 are entitled to one vote for each share of our common stock held on all matters to be voted upon at the special meeting. You may vote by attending the special meeting and voting in person. You also may vote by submitting a proxy; please refer to the voting instructions in the enclosed proxy card or below. If your shares are held by a bank, broker or other nominee, please refer to the instructions they provide for voting your shares. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the special meeting, and not revoked or superseded, will be voted at the special meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.

You may vote in several different ways:

By Internet — Stockholders of record with Internet access may submit proxies until 11:59 p.m., Pacific Time, on November 17, 2016, by following the “Vote by Internet” instructions described in the enclosed proxy card or by following the instructions at www.envisionreports.com/CASC. Most stockholders who hold shares beneficially in street name may vote by accessing the website specified in the voting instructions provided by their brokers, trustees or nominees. If you are a beneficial owner, please check the voting instructions provided by your broker, trustee or nominee for information regarding Internet voting availability. Confirmation that your voting instructions have been properly recorded will be provided.

By telephone — Depending on how your shares are held, you may be able to vote by telephone until 11:59 p.m., Pacific Time, on November 17, 2016. If this option is available to you, you will have received information with the enclosed proxy card or the voting instructions provided by your broker, bank or nominee explaining this procedure. Easy-to-follow voice prompts allow you to vote your shares and confirm that your voting instructions have been properly recorded.

By mail — You may vote by completing, signing, dating and returning a proxy card which will be mailed to you if you request delivery of a full set of proxy materials. A postage-paid envelope will be provided along with the proxy card. Your mailed proxy card must be received by the close of business on November 17, 2016.

If you choose to vote by telephone or by Internet, you do not have to return your proxy card or voting instruction card. However, even if you plan to attend the special meeting, we recommend that you vote your shares in advance so that your vote will be counted if you later decide not to attend the meeting.

Regardless of the way in which you vote, if you submit a proxy but do not specify how you want your shares to be voted, your shares will be voted by the proxy holders named in the proxy in favor of (i) the amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-4 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2016 without further approval or authorization of our stockholders and (ii) the amendment to our certificate of incorporation to decrease our authorized shares of common stock to such number determined by calculating the product of 200,000,000 multiplied by two times (2x) the reverse stock split ratio. In their discretion, the proxy holders named in the proxy are authorized to vote on any other matters that may properly come before the special meeting and at any continuation, postponement or adjournment thereof. Our board of directors knows of no other items of business that will be presented for consideration at the special meeting other than those described in this proxy statement. In addition, no other stockholder proposal or nomination was received on a timely basis, so no such matters may be brought to a vote at the special meeting.

If you vote by proxy, you may revoke that proxy at any time before it is voted at the special meeting. Stockholders of record may revoke a proxy by: (i) sending a written notice of revocation to our corporate secretary at our principal executive office at 2601 Fourth Avenue, Suite 500, Seattle, WA 98121; (ii) granting a new proxy bearing a later date (which automatically revokes the earlier proxy) using any of the voting methods described above (and until the applicable deadline for each method); or (iii) attending the special meeting in person and voting in person. Attendance at the special meeting will not, by itself, revoke a proxy. If your shares are held in the name of a broker, bank or other nominee, you may change your vote by submitting new voting instructions to your bank, broker or other nominee. Please note that if your shares are held of record by a broker, bank or other nominee, and you decide to attend and vote at the special meeting, your vote in person at the special meeting will not be effective unless you present a legal proxy, issued in your name from the record holder, your broker, bank or other nominee.

Required Vote

The affirmative vote of the holders of the majority of the outstanding shares of our common stock is required for approval of (i) the amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-4 and not greater than 1-for-10, with the exact ratio to be set within the range at the discretion of our board of directors before December 31, 2016 without further approval or authorization of our stockholders and (ii) the amendment to our certificate of incorporation to decrease our authorized shares of common stock to such number determined by calculating the product of 200,000,000 multiplied by two times (2x) the reverse stock split ratio.

Broker Discretionary Voting

Banks, brokers or other nominees are entitled to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares. For the purposes of the special meeting, (i) the amendment to our certificate of incorporation to effect the reverse stock split and (ii) the amendment to our certificate of incorporation to decrease our authorized shares of common stock are considered “routine” matters. This means that your bank, broker or other nominee may vote in its discretion on the special meeting proposals on your behalf if you have not furnished voting instructions. If your bank, broker or other nominee does not vote your shares with respect to these “routine” matters, known as a “broker non-vote,” it will have the effect of a vote against these proposals.

Counting of Votes

Proposal No. One: You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve the amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-4 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2016 without further approval or authorization of our stockholders. Abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

Proposal No. Two: You may vote “FOR,” “AGAINST” or “ABSTAIN” on the proposal to approve the amendment to our certificate of incorporation to decrease our authorized shares of common stock to such number determined by calculating the product of 200,000,000 multiplied by two times (2x) the reverse stock split ratio. Abstentions and broker non-votes will have the effect of a vote “AGAINST” this proposal.

A representative of Computershare Investor Services Inc., our transfer agent, will tabulate votes and act as the independent inspector of election. All votes will be tabulated by the inspector of election, who will separately tabulate affirmative and negative votes, abstentions and “broker non-votes.”

No Dissenters’ Rights

No action is proposed herein for which the laws of the State of Delaware, or our certificate of incorporation or bylaws provide a right to our stockholders to dissent and obtain appraisal of, or payment for, such stockholders’ capital stock.

Solicitation of Proxies

We have engaged Georgeson Inc. to assist in the solicitation of proxies and provide related advice and informational support for a service fee and the reimbursement of customary disbursements expected to be approximately $10,000 plus the cost of expenses. We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement and related materials and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding shares of our common stock in their names that are beneficially owned by others to forward to those beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or employees. No additional compensation will be paid to our directors, officers or employees for such services. A list of stockholders entitled to vote at the special meeting will be available for examination by any stockholder for any purpose germane to the special meeting during ordinary business hours at our offices at 2601 Fourth Avenue, Suite 500, Seattle, Washington 98121 for the ten days prior to the special meeting, and also at the special meeting.

Stockholder Proposals for the 2017 Annual Meeting

Stockholder proposals submitted for inclusion in our proxy materials for our 2017 annual meeting of stockholders pursuant to Rule 14a-8 of the Securities Exchange Act of 1934, as amended (Exchange Act), must be received at our principal executive offices no later than the close of business on January 6, 2017; provided, however, in the event the date of the 2017 annual meeting is changed by more than thirty days from June 23, 2017, notice must be received not later than a reasonable time before we begin to print and send the proxy materials for the 2017 annual meeting of stockholders.

Stockholders who do not wish to use the mechanism provided by the rules of the SEC in proposing a matter for action at the next annual meeting must notify us in writing of the proposal or director nomination and provide the information required by the provisions of our bylaws dealing with advance notice of stockholder proposals and director nominations. To be timely, a stockholder’s written notice must be delivered to or mailed and received at our principal executive offices no later than the close of business on January 6, 2017; provided, however, in the event the date of the 2017 annual meeting is changed by more than thirty days from June 23, 2017, notice must be received not later than the close of business on the later of one hundred twenty calendar days in advance of such annual meeting and ten calendar days following the date on which public announcement of the date of the meeting is first made.

Attending the Special Meeting

Our special meeting will begin promptly at 9:00 a.m., local time, on November 18, 2016, at our corporate headquarters at 2601 Fourth Avenue, Suite 500, Seattle, Washington 98121.

Directions to our corporate headquarters from the Seattle-Tacoma International Airport are as follows:

1.	Proceed north on Interstate 5 to Exit 165 for Seneca Street;

2.	Follow Seneca Street to Fourth Avenue;

3.	Turn right on Fourth Avenue and drive 12 blocks to our corporate headquarters.

All stockholders should be prepared to present photo identification for admission to the special meeting. Admission will be on a first-come, first-served basis. If you are a beneficial stockholder and hold your shares in “street name,” you will be asked to present proof of ownership of your shares as of the record date. Examples of acceptable evidence of ownership include your most recent brokerage statement showing ownership of shares prior to the record date or a photocopy of your voting instruction form. Persons acting as proxies must bring a valid proxy from a stockholder of record as of the record date. Your late arrival or failure to comply with these procedures could affect your ability to participate in the special meeting.

Stockholders Sharing the Same Address

We have adopted a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name and do not participate in electronic delivery of proxy materials will receive only one set of proxy materials unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. We believe this provides greater convenience for our stockholders, as well as cost savings for us, by reducing the number of duplicate documents that are sent to your home. Householding will not in any way affect your rights as a stockholder.

If you are eligible for householding and currently receive multiple copies of our proxy materials and you wish to receive only a single copy of these documents for your household, please contact our corporate secretary at 2601 Fourth Avenue, Suite 500, Seattle, Washington 98121 at (206) 801-2112.

If you participate in householding and wish to receive a separate copy of our proxy materials, or if you do not wish to participate in householding and prefer to receive separate copies of these documents in the future, please contact our corporate secretary at the address or telephone number indicated above and we will promptly deliver to you separate copies. Beneficial stockholders can request information about householding from their banks, brokers, or other holders of record.

PROPOSAL ONE

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT

General

On September 28, 2016, our board of directors unanimously approved, subject to stockholder approval, an amendment to our certificate of incorporation to effect a reverse stock split of our outstanding common stock by combining outstanding shares of common stock into a lesser number of outstanding shares of common stock by a ratio of not less than 1-for-4 and not more than 1-for-10 at any time prior to December 31, 2016, with the exact ratio to be set within this range by our board of directors at its sole discretion. Upon the effectiveness of the amendment to our certificate of incorporation effecting the reverse stock split, the outstanding shares of our common stock will be reclassified and combined into a lesser number of shares such that one share of our common stock will be issued for a specified number of shares.

If this Proposal One is approved by our stockholders as proposed, our board of directors would have the sole discretion to effect the amendment and reverse stock split at any time prior to December 31, 2016, and to fix the specific ratio for the reverse stock split, provided that the ratio would be not less than 1-for-4 and not more than 1-for-10. We believe that enabling our board of directors to fix the specific ratio of the reverse stock split within the stated range will provide us with the flexibility to implement the split in a manner designed to maximize the anticipated benefits for our stockholders. The determination of the ratio of the reverse stock split will be based on a number of factors, described further below under the heading “—Criteria to be Used for Decision to Apply the Reverse Stock Split.”

The reverse stock split, if approved by our stockholders, would become effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after December 31, 2016. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment and the reverse stock split if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed.

The primary purpose for effecting the reverse stock split is to increase the per share trading price of our common stock so as to:

•	broaden the pool of investors that may be interested in investing in our company by attracting new investors who would prefer not to invest in shares that trade at lower share prices;

•	make our common stock a more attractive investment to institutional investors; and

•	better enable us to raise funds to finance planned operations.

Our board of directors further believes that an increased stock price may encourage investor interest and improve the marketability of our common stock to a broader range of investors, and thus improve liquidity and lower average transaction costs. Because of the trading volatility often associated with low-priced stocks, many brokerage firms and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Our board of directors believes that the anticipated higher market price resulting from a reverse stock split would enable institutional investors and brokerage firms with policies and practices such as those described above to invest in our common stock.

In evaluating the reverse stock split, our board of directors also took into consideration negative factors associated with reverse stock splits. These factors include the negative perception of reverse stock splits held by many investors, analysts and other stock market participants, as well as the fact that the stock price of some companies that have effected reverse stock splits has subsequently declined back to pre-reverse stock split levels. Our board of directors, however, determined that these potential negative factors were significantly outweighed by the potential benefits, and believes that by increasing the per share market price of our common stock as a result of the reverse stock split may encourage greater interest in our common stock and enhance the acceptability and marketability of our common stock to the financial community and investing public as well as promote greater liquidity for our stockholders.

The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split is attached as Appendix A to this proxy statement. Any amendment to our certificate of incorporation to effect the reverse stock split will include the reverse stock split ratio fixed by our board of directors, within the range approved by our stockholders.

Criteria to be Used for Decision to Apply the Reverse Stock Split

If our stockholders approve the reverse stock split, our board of directors will be authorized to proceed with the reverse split. In determining whether to proceed with the reverse split and setting the exact amount of split, if any, our board of directors will consider a number of factors, including results from our ongoing clinical trials, market conditions, and existing and expected trading prices of our common stock.

Effect of the Reverse Stock Split

The reverse stock split will be effected simultaneously for all outstanding shares of our common stock. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interest in our company, except to the extent that the reverse stock split results in any of our stockholders owning a fractional share. The reverse stock split will not change the terms of our common stock. After the reverse stock split, the shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions. The post-reverse stock split common stock will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Securities Exchange Act of 1934. Following the reverse stock split, we will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934.

As of the effective time of the reverse stock split, we will adjust and proportionately decrease the number of shares of our common stock reserved for issuance upon exercise of, and adjust and proportionately increase the exercise price of, all options and warrants and other rights to acquire our common stock. In addition, as of the effective time of the reverse stock split, we will adjust and proportionately decrease the total number of shares of our common stock that may be the subject of the future grants under our stock plans.

As of the effective time of the reverse stock split, the conversion ratio by which shares of our outstanding preferred stock convert to common stock will also be automatically adjusted such that the number of shares of common stock issuable upon conversion of our preferred stock will be proportionally reduced. The reverse stock split will not change the number of authorized shares of our preferred stock or the terms of the preferred stock.

Assuming reverse stock split ratios of 1-for-4, 1-for-7 and 1-for-10, which reflect the low end, middle and high end of the range that our stockholders are being asked to approve, the following table sets forth (i) the number of shares of our common stock that would be issued and outstanding (ii) the number of shares of our common stock that would be reserved for issuance pursuant to outstanding warrants, options, preferred stock and restricted stock units and under our Employee Stock Purchase Plan and 2016 Equity Incentive Plan, and (iii) the weighted-average exercise price of outstanding options and warrants, each giving effect to the reverse stock split and based on securities outstanding as of June 30, 2016.

	Number of Shares Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-4	Reverse Stock Split Ratio of 1-for-7	Reverse Stock Split Ratio of 1-for-10
Number of Shares of Common Stock Issued and Outstanding	135,310,441	33,827,610	19,330,063	13,531,044
Number of Shares of Common Stock Reserved for Issuance	64,451,988	16,112,997	9,207,427	6,445,199
Weighted Average Exercise Price of Options and Warrants	$3.16	$12.63	$22.11	$31.58

If this Proposal One is approved and our board of directors elects to effect the reverse stock split, the number of outstanding shares of common stock will be reduced in proportion to the ratio of the split chosen by our board of directors. Accordingly, if a reverse stock split is effected, the number of authorized shares of common stock will be proportionally increased. If Proposal Two is approved, the number of authorized shares of common stock will be decreased proportionally, and then such decreased amount will be increased two-fold, as described below in Proposal Two.

Additionally, if this Proposal One is approved and our board of directors elects to effect the reverse stock split, we would communicate to the public, prior to the effective date of the stock split, additional details regarding the reverse split, including the specific ratio selected by our board of directors. If the board of directors does not implement the reverse stock split by December 31, 2016, the authority granted in this Proposal One to implement the reverse stock split will terminate.

Our directors and executive officers have no substantial interests, directly or indirectly, in the matters set forth in this proposed amendment, except to the extent of their ownership in shares of our common stock and securities convertible or exercisable for common stock.

Certain Risks and Potential Disadvantages Associated with the Reverse Stock Split

The effect of the reverse stock split upon the market prices for our common stock cannot be accurately predicted, and the history of similar stock split combinations for companies in like circumstances is varied. If the reverse stock split is implemented, the post-split market price of our common stock may be less than the pre-split price multiplied by the reverse stock split ratio.

In addition, a reduction in number of shares outstanding may impair the liquidity for our common stock, which may reduce the value of our common stock. Also, some stockholders may consequently own less than one hundred shares of our common stock. A purchase or sale of less than one hundred shares may result in incrementally higher trading costs through certain brokers, particularly “full service” brokers. Therefore, those stockholders who own less than one hundred shares following the reverse stock split may be required to pay modestly higher transaction costs should they then determine to sell their shares.

Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If our stockholders approve the proposal to effect the reverse stock split, and if our board of directors still believes that a reverse stock split is in the best interests of us and our stockholders, our board of directors will determine the ratio of the reverse stock split to be implemented and we will file the certificate of amendment with the Secretary of State of the State of Delaware. As soon as practicable after the effective date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected.

Beneficial Owners of Common Stock. Upon the implementation of the reverse stock split, we intend to treat shares held by stockholders in “street name” (i.e., through a bank, broker, custodian or other nominee), in the same manner as registered stockholders whose shares are registered in their names. Banks, brokers, custodians or other nominees will be instructed to effect the reverse stock split for their beneficial holders holding our common stock in street name. However, these banks, brokers, custodians or other nominees may have different procedures than registered stockholders for processing the reverse stock split and making payment for fractional shares. If a stockholder holds shares of our common stock with a bank, broker, custodian or other nominee and has any questions in this regard, stockholders are encouraged to contact their bank, broker, custodian or other nominee.

Registered Holders of Common Stock. Certain of our registered holders of common stock hold some or all of their shares electronically in book-entry form with our transfer agent, Computershare, Inc. These stockholders do not hold physical stock certificates evidencing their ownership of our common stock. However, they are provided with a statement reflecting the number of shares of our common stock registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, no action needs to be taken to receive post-reverse stock split shares or payment in lieu of fractional shares, if applicable. If a stockholder is entitled to post-reverse stock split shares, a transaction statement will automatically be sent to the stockholder’s address of record indicating the number of shares of our common stock held following the reverse stock split.

Holders of Certificated Shares of Common Stock. As of the date of this proxy statement, none of our shares of common stock were held in certificated form. In the event any stockholders of record at the time of the reverse stock split hold shares of our common stock in certificated form, they will be sent a transmittal letter by the transfer agent after the effective time that will contain the necessary materials and instructions on how a stockholder should surrender his, her or its certificates, if any, representing shares of our common stock to the transfer agent.

Fractional Shares

We will not issue fractional shares in connection with the reverse stock split. Instead, stockholders who otherwise would be entitled to receive fractional shares because they hold a number of shares not evenly divisible by the reverse stock split ratio will be entitled, upon surrender to the exchange agent of certificates representing such shares, to a cash payment in lieu thereof at a price equal to the fraction to which the stockholder would otherwise be entitled multiplied by the closing price of the common stock, as reported on The NASDAQ Global Market, on the last trading day prior to the effective date of the split (or if such price is not available, the average of the last bid and asked prices of the common stock on such day or other price determined by our board of directors). The ownership of a fractional interest will not give the holder thereof any voting, dividend or other rights except to receive payment therefor as described herein.

No Appraisal Rights

As a matter of Delaware law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendment to effect a reverse stock split, and we will not independently provide our stockholders with any such rights.

Accounting Consequences

The reverse stock split will not affect total assets, liabilities or shareholders’ equity. However, the per share net income or loss and net book value of the common stock will be retroactively increased for each period because there will be fewer shares of common stock outstanding.

Federal Income Tax Consequences

The following discussion is a summary of certain U.S. federal income tax consequences of a reverse stock split to us and to stockholders that hold shares of our common stock as capital assets for U.S. federal income tax purposes. This discussion is based upon current U.S. tax law, which is subject to change, possibly with retroactive effect, and differing interpretations. Any such change may cause the U.S. federal income tax consequences of a reverse stock split to vary substantially from the consequences summarized below.

This summary does not address all aspects of U.S. federal income taxation that may be relevant to stockholders in light of their particular circumstances or to stockholders who may be subject to special tax treatment under the Internal Revenue Code of 1986, as amended, including, without limitation, dealers in securities, commodities or foreign currency, persons who are treated as non-U.S. persons for U.S. federal income tax purposes, certain former citizens or long-term residents of the United States, insurance companies, tax-exempt organizations, banks, financial institutions, small business investment companies, regulated investment companies, real estate investment trusts, retirement plans, persons whose functional currency is not the U.S. dollar, traders that mark-to-market their securities, persons subject to the alternative minimum tax, persons who hold their shares of our common stock as part of a hedge, straddle, conversion or other risk reduction transaction, or who acquired their shares of our common stock pursuant to the exercise of compensatory stock options, the vesting of previously restricted shares of stock or otherwise as compensation.

The state and local tax consequences of a reverse split may vary as to each stockholder, depending on the jurisdiction in which such stockholder resides. This discussion should not be considered as tax or investment advice, and the tax consequences of a reverse stock split may not be the same for all stockholders. Stockholders should consult their own tax advisors to understand their individual federal, state, local and foreign tax consequences.

Tax Consequences to the Company. We believe that a reverse stock split will constitute a reorganization under Section 368(a)(1)(E) of the Internal Revenue Code of 1986, as amended. Accordingly, we should not recognize taxable income, gain or loss in connection with a reverse stock split. In addition, we do not expect a reverse stock split to affect our ability to utilize our net operating loss carryforwards.

Tax Consequences to Stockholders. Stockholders should not recognize any gain or loss for U.S. federal income tax purposes as a result of a reverse stock split, except to the extent of any cash received in lieu of a fractional share of our common stock. Each stockholder’s aggregate tax basis in shares of common stock received in a reverse stock split should equal the stockholder’s aggregate tax basis in the shares of common stock exchanged in the reverse stock split, reduced by the amount of any tax basis allocable to a fractional share for which cash is received. In addition, each stockholder’s holding period for the shares of common stock it receives in a reverse stock split should include the stockholder’s holding period for the shares of common stock exchanged in the reverse stock split.

In general, a stockholder who receives cash in lieu of a fractional share of common stock pursuant to a reverse stock split should generally recognize capital gain or loss equal to the difference between the amount of cash received and the stockholder’s tax basis allocable to the fractional share. Any capital gain or loss will be treated as long term capital gain or loss if the stockholder’s holding period in the fractional share is greater than one year as of the effective date of the reverse stock split.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve this proposal.

The board of directors recommends that stockholders vote “FOR” the amendment to the certificate of incorporation to effect the reverse stock split.

PROPOSAL TWO

TO APPROVE AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO DECREASE OUR AUTHORIZED SHARES OF COMMON STOCK

General

On September 28, 2016, our board of directors unanimously approved, subject to stockholder approval and the effectiveness of the reverse stock split described in Proposal One, an amendment to our certificate of incorporation to decrease the authorized number of shares of our common stock from 200,000,000 to such number determined by calculating the product of 200,000,000 multiplied by two (2x) times the ratio for the reverse stock split described in Proposal One and (ii) make a corresponding change to the number of authorized shares of capital stock. If Proposal Two is approved then, effectively, the number of authorized shares of common stock will be decreased proportionally to the reverse stock split, and then such decreased amount will be increased two-fold.

Our board of directors has determined that such proportional decrease and then two-fold increase in our authorized common stock is in our and our stockholders’ best interests because it will (i) maintain alignment with market expectations regarding the number of authorized shares of our common stock in comparison to the number of shares issued or reserved for issuance following any reverse stock split and ensure that we do not have what certain stockholders might view as an unreasonably high number of authorized shares which are not issued or reserved for issuance, (ii) provide us with the ability to pursue financing and corporate opportunities involving our common stock, which may include private or public offerings of our equity securities, and (iii) provide us with the ability to grant appropriate equity incentives for our employees over time.

As previously disclosed in our periodic reports filed with the SEC, we will from time to time need to raise additional capital and may elect to do so through the issuance of equity securities in the future. At present, our board of directors has no immediate plans, arrangements or understandings to issue the additional shares of common stock. However, we desire to have the shares available to provide additional flexibility to use our common stock for business and financial purposes in the future as well to have sufficient shares available to provide appropriate equity incentives for our employees.

Proposal Two is subject to approval of the amendment to our certificate of incorporation effecting the reverse stock split in Proposal One. If the reverse stock split pursuant to Proposal One and the amendment pursuant to this Proposal Two are approved by the requisite vote of our stockholders, the decrease in authorized shares of common stock would become effective upon the filing of an amendment to our certificate of incorporation with the Secretary of State of the State of Delaware, or at the later time set forth in the amendment. The exact timing of the amendment will be determined by our board of directors based on its evaluation as to when such action will be the most advantageous to us and our stockholders, but will not occur after December 31, 2016. In addition, our board of directors reserves the right, notwithstanding stockholder approval and without further action by our stockholders, to abandon the amendment if, at any time prior to the effectiveness of the filing of the amendment with the Secretary of State, our board of directors, in its sole discretion, determines that it is no longer in our best interest and the best interests of our stockholders to proceed. Our board of directors does not anticipate receiving further authorization from stockholder for the issuance of any newly authorized shares, except as required by applicable laws, rules and regulations.

The form of the proposed amendment to our certificate of incorporation to effect the reverse stock split and reduction in authorized shares of common stock is attached as Appendix A to this proxy statement. Any amendment to our certificate of incorporation to effect the reduction in authorized shares of common stock will be based on the reverse stock split ratio fixed by our board of directors, within the range approved by our stockholders pursuant to Proposal One.

Effect of the Reduction in Authorized Common Stock

We currently have a total of 210,012,500 shares of capital stock authorized for issuance under our certificate of incorporation, consisting of 200,000,000 shares of common stock, 10,000,000 shares of preferred stock and 12,500 shares of Class UA preferred stock. Assuming the number of our authorized shares of common stock is reduced proportionally to the reverse stock split ratios of 1-for-4, 1-for-7 and 1-for-10, which represent the low end, middle and high end of the range that our stockholders are being asked to approve in Proposal One, and then subsequently increased by two-fold, the number of authorized shares of (i) our common stock and (ii) all classes of stock, based on information as of June 30, 2016, would have been as set forth in the table below.

	Number of Shares Reserved Before Reverse Stock Split	Reverse Stock Split Ratio of 1-for-4	Reverse Stock Split Ratio of 1-for-7	Reverse Stock Split Ratio of 1-for-10
Number of Shares of Common Stock Authorized	200,000,000	100,000,000	57,142,857	40,000,000
Number of Shares of Capital Stock Authorized	210,012,500	110,012,500	67,155,357	50,012,500

As of June 30, 2016, 135,310,441 shares of common stock, $0.0001 par value, were outstanding, leaving 64,689,559 shares of common stock available for issuance. As of June 30, 2016, we had also reserved for issuance a total of 64,451,988 additional shares of our common stock, consisting of:

•	5,048,701 shares of common stock issuable upon the exercise of warrants;

•	11,390,830 shares of common stock issuable upon the exercise of stock options;

•	489,669 shares of common stock issuable upon the settlement of restricted stock units (RSUs);

•	6,956,348 shares of common stock reserved and available for future issuance under our 2016 Equity Incentive Plan;

•	483,440 shares of common stock reserved and available for future issuance under our Employee Stock Purchase Plan;

•	10,000,000 shares of common stock issuable upon the conversion of shares of Series A convertible preferred stock;

•	5,333,000 shares of common stock issuable upon the conversion of shares of Series B convertible preferred stock;

•	7,500,000 shares of common stock issuable upon the conversion of shares of Series C convertible preferred stock; and

•	17,250,000 shares of common stock issuable upon the conversion of shares of Series D convertible preferred stock.

Therefore, as of June 30, 2016, we had 237,571 shares of common stock unreserved, unissued and available for issuance. Assuming a proportional decrease in the outstanding and reserved common stock based on the reverse stock split in Proposal One at 1-for-4, 1-for-7 and 1-for-10, we would have 59,392; 33,938; and 23,757 shares unreserved, unissued and available for issuance. If our authorized shares of common stock were decreased as described in this proposal, we would have 50,059,392; 28,605,366; and 20,023,757 shares unreserved, unissued and available for issuance.

Each additional authorized share of common stock would have the same rights and privileges as each share of currently authorized common stock. All shares of common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized, which is not entitled to preemptive or subscription rights, and is not subject to conversion, redemption or sinking fund provisions.

Our directors and executive officers have an interest in this proposal by virtue of their being eligible to receive equity awards under our 2016 Equity Incentive Plan.

Certain Risks and Potential Disadvantages Associated with the Reduction in Authorized Common Stock

The issuance of additional shares of common stock in the future will have the effect of diluting earnings per share, voting power and common holdings of stockholders. It could also have the effect of making it more difficult for a third party to acquire control of our company. The shares will be available for issuance by our board of directors for proper corporate purposes, including but not limited to, financings, acquisitions, stock dividends and equity compensation plans. Our management believes the increase in authorized share capital is in our best interests and the best interests of our stockholders and recommends that our stockholders approve the increase in authorized share capital.

No Appraisal Rights

As a matter of Delaware law, our stockholders do not have a right to dissent and are not entitled to appraisal rights with respect to the proposed amendment to decrease our authorized shares of common stock, and we will not independently provide our stockholders with any such rights.

Vote Required and Board of Directors Recommendation

The affirmative vote of the holders of a majority of the outstanding shares of our common stock will be required to approve this proposal.

The board of directors recommends that stockholders vote “FOR” the amendment to the certificate of incorporation to increase the authorized shares of common stock thereunder.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS, MANAGEMENT AND RELATED STOCKHOLDERS

The following table sets forth certain information regarding beneficial ownership of our capital stock as of September 30, 2016 by (i) each person known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each of our directors, (iii) each of our named executive officers and (iv) our directors and executive officers as a group, including shares they had the right to acquire within 60 days after September 30, 2016.

	Common Stock Beneficially Owned
Name of Beneficial Owner(1)	Number of Shares(2)	Percent of Class(3)
5% or Greater Stockholders:
BVF, Inc.(4)	27,773,238	19.2%
Baupost Group(5)	25,000,000	18.5%
New Enterprise Associates(6)	10,750,000	7.9%
Franklin Resource, Inc.(7)	6,899,600	5.1%
Directors and Named Executive Officers:
Mark Lampert(4)	27,773,238	19.2%
Gary Christianson(8)	536,866	*
Scott Peterson(9)	488,549	*
Julia Eastland(10)	439,183	*
Christopher Henney(11)	298,061	*
Richard Jackson(12)	71,811	*
Scott Myers	62,500	*
Daniel Spiegelman(13)	38,214	*
Ted W. Love(14)	25,259	*
Gwen Fyfe(15)	10,000	*
Steven P. James(16)	—	*
All directors and executive officers as a group (11 persons)(17)	29,743,681	20.7%

*	Represents less than 1% of class or combined classes.

(1)	Except as otherwise indicated, the address of each stockholder identified is c/o Cascadian Therapeutics, Inc., 2601 Fourth Avenue, Suite 500, Seattle, Washington 98121. Except as indicated in the other footnotes to this table, each person named in this table has sole voting and investment power with respect to all shares of stock beneficially owned by that person.

(2)	Options, RSUs and warrants exercisable within 60 days after September 30, 2016 are deemed outstanding for the purposes of computing the percentage of shares owned by that person, but are not deemed outstanding for purposes of computing the percentage of shares owned by any other person.

(3)	Based on 135,310,441 shares of common stock issued and outstanding as of September 30, 2016.

(4)

Based on information of beneficial ownership as of June 23, 2016 included in a Schedule 13D/A filed with the SEC on June 27, 2016. BVF Inc. and various affiliated entities and one individual beneficially own 27,773,238 shares of common stock, including 8,973,870 shares of common stock that may be acquired upon the conversion of certain Series D convertible preferred stock. The 8,973,870 shares of common stock are deemed outstanding for the purposes of computing the percentage of shares owned by BVF Inc., but are not deemed outstanding for purposes of computing the percentage of shares owned by any other person. BVF Partners L.P. is the general partner of Biotechnology Value Fund, L.P. and Biotechnology Value Fund II, L.P., the sole member of BVF Partners OS Ltd. and the investment manager of Biotechnology Value Trading Fund OS, L.P. and of certain management accounts, each of which may be deemed to beneficially own the shares. Mark Lampert, a member of our board of directors, is the sole officer and director of BVF Inc. and may be deemed to beneficially own the shares. Excludes 5,000,000 shares issuable upon the exercise of warrants, 8,276,130 shares issuable upon the conversion of Series D convertible preferred stock, 7,500,000 shares issuable upon the conversion of Series C convertible preferred stock, 5,333,000 shares issuable upon the conversion of Series B convertible preferred stock and 2,500,000 shares issuable upon the conversion of Series A convertible preferred stock, none of which could be exercised or converted within 60 days of June 23, 2016. The address of BVF Inc. is 1 Sansome Street, 30th Floor, San Francisco, California 94104.

(5)	Based on information of beneficial ownership as of June 30, 2016 included in a Schedule 13G filed with the SEC on July 8, 2016. Represents shares held by The Baupost Group, L.L.C., SAK Corporation and Seth A. Klarman. Mr. Klarman has voting and dispositive power over such shares. The address of Baupost Group is 10 Saint James Avenue, Boston, Massachusetts 02116.

(6)	Based on information of beneficial ownership as of June 28, 2016, included in a Schedule 13D filed with the SEC on July 11, 2016. Represents shares held by Growth Equity Opportunities Fund IV, LLC (GEO), New Enterprise Associates 15, L.P. (NEA 15), which is the sole member of GEO, NEA Partners 15, L.P. (NEA Partners 15), which is the sole general partner of NEA 15; and NEA 15 GP, LLC (NEA 15 LLC and, together with NEA Partners 15, the Control Entities), which is the sole general partner of NEA Partners 15. Peter J. Barris, Forest Baskett, Anthony A Florence, Jr., Krishna S. Kolluri, Joshua Makower, David M. Mott, Jon M. Sakoda, Scott D. Sandell, Peter W. Sonsini, Ravi Viswanathan and Harry R. Weller are the managers of NEA 15 LLC and have voting and dispositive power over the shares. The address of New Enterprise Associates is 1954 Greenspring Drive, Suite 600, Timonium, Maryland 21093.

(7)	Based on information of beneficial ownership as of December 31, 2015, included in a Schedule 13G filed with the SEC on February 9, 2016. The shares are beneficially owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of Franklin Resources Inc. (FRI). Charles B. Johnson and Rupert H. Johnson, Jr. each own in excess of 10% of the outstanding common stock of FRI and are the principal stockholders of FRI. Accordingly, they may be deemed to be beneficial owners of these shares. The address of Franklin Resources, Inc. is One Franklin Parkway, San Mateo, CA 94403-1906.

(8)	Includes 509,167 shares of common stock that Mr. Christianson has the right to acquire under outstanding options exercisable within 60 days after September 30, 2016.

(9)	Includes 478,167 shares of common stock that Dr. Peterson has the right to acquire under outstanding options exercisable within 60 days after September 30, 2016.

(10)	Includes 419,167 shares of common stock that Ms. Eastland has the right to acquire under outstanding options exercisable within 60 days after September 30, 2016.

(11)	Includes 150,000 shares of common stock that Dr. Henney has the right to acquire under outstanding options exercisable within 60 days after September 30, 2016. Shares attributable to RSUs owned by Dr. Henney are not reflected as none of the shares underlying the RSUs have vested or will vest within 60 days after September 30, 2016.

(12)	Shares attributable to RSUs owned by Dr. Jackson are not reflected as none of the shares underlying the RSUs have vested or will vest within 60 days after September 30, 2016.

(13)	Shares attributable to RSUs owned by Mr. Spiegelman are not reflected as none of the shares underlying the RSUs have vested or will vest within 60 days after September 30, 2016.

(14)	Shares attributable to RSUs owned Dr. Love are not reflected as none of the shares underlying the RSUs have vested or will vest within 60 days after September 30, 2016.

(15)	Shares attributable to RSUs owned Ms. Fyfe are not reflected as none of the shares underlying the RSUs have vested or will vest within 60 days after September 30, 2016.

(16)	Shares attributable to RSUs owned Mr. James are not reflected as none of the shares underlying the RSUs have vested or will vest within 60 days after September 30, 2016.

(17)	Includes 1,556,459 shares of common stock issuable upon exercise of options within 60 days after September 30, 2016.

ADDITIONAL INFORMATION ABOUT US

If you would like to receive information about us, you may use one of the following methods:

•	Our main Internet site, located at www.cascadianrx.com. A link to our investor relations site can be found at ir.cascadianrx.com. Our investor relations site contains, among other things, management presentations, financial information, stock quotes and links to our filings with the SEC.

•	You may read and copy the Proxy Statement at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. You may obtain further information about the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330. Our filings are also available to the public on the SEC’s website located at www.sec.gov and on the Canadian System for Electronic Document Analysis and Retrieval at www.sedar.com, which is commonly known by the acronym “SEDAR,” the Canadian equivalent of the SEC’s EDGAR system.

•	To have information such as our latest quarterly earnings release, Annual Report on Form 10-K or Quarterly Reports on Form 10-Q mailed to you, please contact investor relations at (206) 769-9219 or ir@cascadianrx.com. If you request a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2015, it will be furnished without charge.

OTHER MATTERS

We know of no other matters to be submitted for consideration by our stockholders at the special meeting. If any other matters properly come before the special meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares they represent as the board of directors may recommend.

It is important that your shares be represented at the meeting, regardless of the number of shares which you hold. You are therefore urged to vote by either (i) using the toll-free telephone number shown on your proxy card, (ii) casting your vote electronically at the web site listed on the enclosed proxy statement or proxy card, or (iii) execute and return, at your earliest convenience, your proxy card. For specific instructions, please refer to the information provided on the enclosed proxy statement.

By Order of the Board of Directors,

Julia M. Eastland Chief Financial Officer, Vice President of Corporate Development and Secretary

Seattle, Washington

October         , 2016

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APPENDIX A

CASCADIAN THERAPEUTICS, INC.

CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

Cascadian Therapeutics, Inc. (the “Corporation”), a corporation duly organized and existing under the General Corporation Law of the State of Delaware (the “DGCL”), does hereby certify that:

1. The name of the corporation is Cascadian Therapeutics, Inc., and the corporation was originally incorporated pursuant to the DGCL on September 7, 2007 under the name Biomira Corporation.

2. The following two paragraphs are hereby added to precede the first paragraph of Article IV of the Amended and Restated Certificate of Incorporation of the Corporation (the “Certificate”):

“Contingent and effective upon the filing of this Certificate of Amendment to the Restated Certificate of Incorporation (the “Certificate of Amendment”), each [                ] ([                ]) shares of the Corporation’s Common Stock, par value $0.0001 per share (the “Common Stock”), issued and outstanding prior to the Effective Time shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one (1) share of Common Stock, par value $0.0001 per share, of the Corporation (the “Reverse Split”). No fractional share shall be issued in connection with the foregoing combination of the shares pursuant to the Reverse Split. The Corporation will pay in cash the fair value of such fractional shares, without interest and as determined in good faith by the Board of Directors of the Corporation when those entitled to receive such fractional shares are determined.

The Reverse Split shall occur automatically without any further action by the holders of Common Stock, and whether or not the certificates representing such shares have been surrendered to the Corporation; provided, however, that the Corporation shall not be obligated to issue certificates evidencing the shares of Common Stock issuable as a result of the Reverse Split unless the existing certificates evidencing the applicable shares of stock prior to the Reverse Split are either delivered to the Corporation, or the holder notifies the Corporation that such certificates have been lost, stolen or destroyed, and executes an agreement satisfactory to the Corporation to indemnify the Corporation from any loss incurred by it in connection with such certificates.”

3. Section 4.1 of Article IV of the Certificate is hereby amended and restated in its entirety to read as follows:

“4.1 The corporation shall have the authority to issue a total of [                ] shares of capital stock divided into 3 classes as follows:

(a) [                ] ([                ]) shares of Common Stock.

(b) Ten Million (10,000,000) shares of Preferred Stock, $0.0001 par value per share (the “Preferred Stock”). The Preferred Stock may be issued from time to time in one or more series pursuant to a resolution or resolutions providing for such issue duly adopted by the Board of Directors (authority to do so being hereby expressly vested in the Board of Directors). The Board of Directors is further authorized, subject to limitations prescribed by law, to fix by resolution or resolutions the designations, powers, preferences and rights, and the qualifications, limitations or restrictions thereof, of any wholly unissued series of Preferred Stock, including without limitation authority to fix by resolution or resolutions the dividend rights, dividend rate, conversion rights, voting rights, rights and terms of

A-1

redemption (including sinking fund provisions), redemption price or prices, and liquidation preferences of any such series, and the number of shares constituting any such series and the designation thereof, or any of the foregoing.

(c) Twelve Thousand Five Hundred (12,500) shares of Class UA Preferred Stock, no par value (the “Class UA Preferred Stock”). The powers of the Class UA Preferred Stock shall be as set forth in Article VI below.”

4. The foregoing amendments to the Certificate have been duly approved by the Corporation’s Board of Directors in accordance with Section 242 of the DGCL.

5. The foregoing amendments to the Certificate have been duly approved by the Corporation’s stockholders in accordance with Sections 211 and 242 of the DGCL.

6. This Certificate of Amendment shall be effective upon filing.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this                 day of                 2016.

CASCADIAN THERAPEUTICS, INC.

By:
Julie M. Eastland Vice President, Corporate Development and Chief Financial Officer

A-2

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C123456789
IMPORTANT SPECIAL MEETING INFORMATION 000004
000000000.000000 ext 000000000.000000 ext
ENDORSEMENT_LINE______________ SACKPACK_____________ 000000000.000000 ext 000000000.000000 ext
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MR A SAMPLE Electronic Voting Instructions
DESIGNATION (IF ANY) Available 24 hours a day, 7 days a week!
ADD 1
ADD 2 Instead of mailing your proxy, you may choose one of the voting ADD 3 methods outlined below to vote your proxy.
ADD 4 VALIDATION DETAILS ARE LOCATED BELOW IN THE TITLE BAR.
MMMMMMMMM ADD 5 Proxies submitted by the Internet or telephone must be received by ADD 6 11:59 p.m., Pacific Daylight Time, on November 17, 2016.
Vote by Internet
• Go to www.envisionreports.com/CASC
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website
Vote by telephone
• Call toll free 1-800-652-VOTE (8683) within the USA, US territories & Canada on a touch tone telephone
• Follow the instructions provided by the recorded message Using a black ink pen, mark your votes with an X as shown in X this example. Please do not write outside the designated areas.
Special Meeting Proxy Card 1234 5678 9012 345
qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
A Proposals
The Board of Directors recommends you vote FOR Proposal 1. +
For Against Abstain
1. to approve an amendment to our certificate of incorporation to effect a reverse stock split at a ratio not less than 1-for-4 and not greater than 1-for-10, with the exact ratio to be set within that range at the discretion of our board of directors before December 31, 2016 without further approval or authorization of our stockholders;
The Board of Directors recommends you vote FOR Proposal 2.
For Against Abstain
2. to approve an amendment to our certificate of incorporation to decrease our authorized shares of common stock to such number determined by calculating the product of 200,000,000 multiplied by two times (2x) the reverse stock split ratio; and
B Non-Voting Items
Change of Address — Please print new address below. Meeting Attendance
Mark box to the right if you plan to attend the Special Meeting.
C Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below
Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized officer.
Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box.
C 1234567890 J N T MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND
MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND
MMMMMMM1UP X 2925421 MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND +
02G3UB

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Notice & Proxy Statement and Annual Report are available at www.envisionreports.com/CASC.
qIF YOU HAVE NOT VOTED VIA THE INTERNET OR TELEPHONE, FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. q
Proxy — CASCADIAN THERAPEUTICS, INC
Special Meeting of Stockholders NOVEMBER 18, 2016 9:00 AM
This proxy is solicited by the Board of Directors
The undersigned stockholder of Cascadian Therapeutics, Inc. (“Cascadian”) hereby nominates, constitutes and appoints Mr. Scott Myers and Ms. Julia Eastland, and each of them, jointly and severally, as true and lawful agents and proxies, with full power of substitution, for me and in my name, place and stead, to act and vote all the common stock of Cascadian standing in my name on its books on September 30, 2016 at a Special Meeting of Stockholders to be held at the company’s office at 2601 Fourth Avenue, Suite 500, Seattle, WA 98121, on November 18, 2016 at 9:00 a.m., local time, and at any adjournment thereof, with all the powers the undersigned would possess if personally present, as specified on the reverse.
This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted “for” the proposals set forth on this proxy card.
Management knows of no other matters that may properly be, or which are likely to be, brought before the Special Meeting. However, if any other matters are properly presented at the Special Meeting, this Proxy will be voted according to the discretion of the named proxies.
CONTINUED AND TO BE SIGNED ON THE REVERSE SIDE